SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) December 10, 2003

Inverness Medical Innovations, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-16789	04-3565120
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453
(Address of principal executive offices)

Registrant’s telephone number, including area code: (781) 647-3900

Not Applicable
(Former name or former address, if changed since last report)

ITEM 5.                             OTHER EVENTS

On or about December 10, 2003, we entered into an agreement with Warner-Lambert Company, LLC, a wholly-owned subsidiary of Pfizer Inc, to manufacture and supply a digital version of Pfizer’s e.p.t® pregnancy test.  A copy of our press release dated December 17, 2003 announcing the agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

ITEM 7.                                FINANCIAL STATEMENTS AND EXHIBITS

c)

Exhibits. The following exhibits are filed with this document.

Exhibit Number	Description

99.1	Press Release dated December 17, 2003, entitled “Inverness Medical Innovations Announces Agreement to Supply Pfizer with a Digital Version of its e.p.t® Brand Pregnancy Test”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVERNESS MEDICAL INNOVATIONS, INC.

	BY:	/s/ Jay McNamara
Jay McNamara
Associate General Counsel & Assistant Secretary

Dated: December 17, 2003

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated December 17, 2003, entitled “Inverness Medical Innovations Announces Agreement to Supply Pfizer with a Digital Version of its e.p.t® Brand Pregnancy Test”